                                                                                                                           ------------

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Meier Worldwide Intermedia, Inc.
(the "Company") on Form 10K-SB for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
I, James Meier, as Chief Executive Officer and Chief Financial Officer of the
Company, certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                          By   /s/  James Meier

                                          James Meier
                                          Chief Executive Officer and Chief Financial Officer

February 5, 2004